UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2006

Lone Star Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12881	75-2085454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15660 North Dallas Parkway,
Suite 500
Dallas, Texas 75248
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 770-6401

Not applicable
(Former name or former address, if changed since last report)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 24, 2006, Lone Star Technologies, Inc. (“Lone Star”) issued a press release (the “Joint Venture Press Release”) indicating that Lone Star has entered into a Contribution Agreement (“Contribution Agreement”) to form a joint venture (“Joint Venture”) with Grupo Peixoto de Castro, a Brazilian-based holding company (“GPC”), to produce finished welded oilfield tubular products and line pipe.  Under the Contribution Agreement, Lone Star will acquire a 50 percent ownership stake in Apolo Mecanica e Estruturas LTDA (“Apolo”), an oilfield tubular products facility operated by Apolo, for approximately $42 million.  The remaining 50 percent ownership stake will be held by GPC, and profits from the Joint Venture will be shared equally between the two partners.

Copies of the Contribution Agreement dated as of October 24, 2006 and the agreed forms of the Amended and Restated By-Laws of Apolo, the LSS Trademark Cross License Agreement, the Promissory Note, the Sale, Marketing and Supply Agreement, the Shareholders Agreement, the Tubos Transition Services Agreement, the Tubos Trademark License Agreement, the LSS Transition Services Agreement, the Memorandum and Articles of Association of Star Cayman Brazil and the Apolo America Stock Purchase Agreement are attached hereto as, respectively, Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11 and incorporated herein by reference.  The Joint Venture Press Release is filed as Exhibit 99.1 to this Report and incorporated herein by reference.  The foregoing is qualified by reference to all such Exhibits.

Item 9.01.  Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)           Exhibits.

Exhibit Number	Exhibit Title
10.1	Contribution Agreement dated as of October 24, 2006
10.2	Form of Amended and Restated By-Laws of Apolo
10.3	Form of LSS Trademark Cross License Agreement
10.4	Form of Promissory Note
10.5	Form of Sale, Marketing and Supply Agreement
10.6	Form of Shareholders Agreement
10.7	Form of Tubos Transition Services Agreement
10.8	Form of Tubos Trademark License Agreement
10.9	Form of LSS Transition Services Agreement
10.10	Memorandum and Articles of Association of Star Cayman Brazil
10.11	Form of Apolo America Stock Purchase Agreement
99.1	Joint Venture Press Release of Lone Star dated October 24, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.

	By:	/s/ ROBERT F. SPEARS
Robert F. Spears,
Vice President, General Counsel and Secretary

Date: October 24, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	Contribution Agreement dated as of October 24, 2006
10.2	Form of Amended and Restated By-Laws of Apolo
10.3	Form of LSS Trademark Cross License Agreement
10.4	Form of Promissory Note
10.5	Form of Sale, Marketing and Supply Agreement
10.6	Form of Shareholders Agreement
10.7	Form of Tubos Transition Services Agreement
10.8	Form of Tubos Trademark License Agreement
10.9	Form of LSS Transition Services Agreement
10.10	Memorandum and Articles of Association of Star Cayman Brazil
10.11	Form of Apolo America Stock Purchase Agreement
99.1	Joint Venture Press Release of Lone Star dated October 24, 2006.